Proposed Transactions	11 Months Ended
Nov. 30, 2017
Pro Forma, Unaudited
Proposed Transactions

2.Proposed Transactions

The purchase price paid by the Company for the SDA Mill was $850,000 cash, a $50,000 promissory note, the $150,000 option-to-purchase payments, and 14,200,834 shares of common stock (the “Shares”) with a fair value of $426,025. The note is non-interest bearing and due on March 10, 2018. The Shares will be held in escrow for a period of 12 months pursuant to the terms of a Closing Escrow Agreement under which the Company has the option to repurchase the Shares from Rose for the sum of $500,000 in the first six months and $550,000 in months seven to twelve.

On November 30, 2017, the Board of Directors of the Company, approved and completed a financing consisting of its Series 2017 10% Secured Promissory Notes (“Notes”) in aggregate principal amount of $1,155,000. The Notes are due and payable on December 31, 2018.